Other current assets	12 Months Ended
Dec. 31, 2024
Other Current Assets [Abstract]
Other current assets	Other current assets
The composition of other current assets as of 31 December 2024 and 31 December 2023 is as follows:

	31 December 2024	31 December 2023
Value-added tax	17,719	8,801
Prepaid expenses	23,984	22,035
Proceeds receivable from sale of joint venture (Note 26)	5,950	—
Other short-term receivables	411	1,035
	48,064	31,871
During the year 2023, the Group terminated the co-development agreement with Biosana for AVT23 and derecognized $15.0 million of other intangible assets and $3.5 million of prepaid development costs. A receivable of $18.5 million was recognized under other current assets which was fully reserved due to the uncertainty that it would be collected. In 2024, the Group collected $1.1 million of the receivable, which was recognized through profit and loss during the year.